Exhibit 99.3

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND SUCH PORTIONS HAVE BEEN FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


                       COLLABORATION AND LICENSE AGREEMENT

     This Agreement is entered into as of this 3rd day of November, 1999, by and between American Home Products Corporation, and/or its affiliates, organized under the laws of the state of Delaware, having its principal place of business at Five Giralda Farms, Madison, New Jersey, 07940, U.S.A. acting through its subsidiary company, Wyeth-Ayerst International Inc. division having an address at P.O. Box 8299, Philadelphia, Pennsylvania 19101 (hereinafter "Wyeth-Ayerst") and Neose Technologies, Inc., organized under the laws of the State of Delaware having its principal place of business at 102 Witmer Road, Horsham, Pennsylvania, 19044 (hereinafter "Neose").

                                   WITNESSETH

WHEREAS, Neose has expertise in the production and isolation of oligosaccharides, including [*];

WHEREAS, Wyeth-Ayerst has expertise in the formulation and manufacture of milk-based compositions, including, but not limited to, Pediatric Nutritional Compositions;

WHEREAS, Neose is interested in conducting research relating to the process for producing and/or isolating [*] or mixtures thereof;

WHEREAS, Wyeth-Ayerst is interested in obtaining from Neose compositions containing [*] or mixtures thereof; and

WHEREAS, Neose is interested in supplying to Wyeth-Ayerst the compositions containing [*] or mixtures thereof.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual premises, covenants and conditions contained in this Agreement, the Parties agree as follows:

1.   DEFINITIONS

     1.1 "Affiliates" shall mean, in the case of either party, any corporation, joint venture or other business entity which directly or indirectly controls, is controlled by or is under common control with that party. "Control" as used herein shall mean the ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding equity securities of a corporation which is entitled to vote in the election of directors, or a fifty percent (50%) or greater interest in the net assets or profits of an entity which is not a corporation. Notwithstanding the foregoing, for purposes of this Agreement, [*] shall not be considered to be an Affiliate of Wyeth-Ayerst.

     1.2 "Clinical Research Organization" shall mean Third Party organizations contracted by Wyeth-Ayerst to manage the Clinical Studies hereunder.

     1.3 "Clinical Studies" shall mean human clinical trials conducted with Pediatric Nutritional Compositions

     1.4 "Commercially Reasonable Efforts" shall mean efforts and resources normally used by a party for a product owned by it or to which it has rights, which is of similar market potential at a similar stage in its product life, taking into account the competitiveness of the market place, the proprietary position of the product, the regulatory structure involved, the profitability of the products and other relevant factors.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     1.5 "Covered Compound" shall mean pure [*] or a mixture of both or [*] in accordance with the Specifications.

     1.6 "Effective Date" shall mean the date upon which this Agreement is executed by both parties.

     1.7 "Field" shall mean the use of the Covered Compound in Pediatric Nutritional Compositions, in both powder and liquid form.

     1.8 "Final Product" shall mean the form of the Covered Compound that will be used in toxicological or clinical testing as agreed to by the JDC.

     1.9 "Final Report" shall mean the written, comprehensive final progress report to be prepared by each party and detailing the results of the activities it has conducted under the Research Program and which is submitted to the other party within ninety (90) days after completion of the Research Program. The Final Report shall set forth all data relevant to the Research Program including, but not limited to, the research results, supporting data and details of the achievement of the objective of the Research Program.

     1.10 "Good Manufacturing Practice" or "GMP" shall mean the current standards for the manufacture of pharmaceuticals, as set forth in the United States Federal Food, Drug and Cosmetics Act and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by the European Union and other organizations and governmental agencies in countries in which the Products are intended to be sold, to the extent such standards are not inconsistent with United States GMP.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     1.11 "Guaranteed Minimum Supply" shall have the meaning set forth in
          Section 7 hereof.

     1.12 "Joint Development Committee" or "JDC" shall mean the committee appointed by the parties as set forth in Section 2.

     1.13 "Major Market" shall mean the following countries in the Territory:
          [*]

     1.14 "Manufacturing and Supply Agreement" shall have the meaning set forth in Section 7 hereof.

     1.15 "Master Regulatory Dossier" shall mean a dossier containing at least the following documents: a free sale certificate; a GMP statement; a statement of composition; finished product specifications; a certificate of analysis; a stability report; medical/scientific rationale; an authorization letter; labels; samples; lot code key; license certification specifications; 100g/100ml statement; amino acid composition statement; fat blend composition statement; methods of analysis (raw and finished); Codex/EU compliance statement (if necessary); expiration dating statement; packaging/container; production flow and processing; "BSE-free" statement; pesticide content; pricing certification; and country listing.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     1.16 "Neose Know-How" shall mean all proprietary technical information and data relating to the process used by Neose for the production of

          [*] in general and Covered Compound in particular, whether or not covered by the Neose Patents and whether or not patentable, which is owned or controlled by Neose and which is known as of the Effective Date or which is developed or acquired by Neose in the conduct of the Research Program or which is developed or acquired by Neose, subject to the rights of Third Parties, whether now or hereafter existing, outside of the Research Program during the term of this Agreement.

     1.17 "Neose Patents" shall mean all patents or patent applications, in each country of the Territory, and all divisionals, continuations, continuations-in-part, reissues, reexaminations and foreign counterparts thereof, owned by, licensed to or assigned to Neose or jointly owned by (i) Neose and (ii) Wyeth-Ayerst or a Third Party, existing as of the Effective Date or filed or issuing during the term of this Agreement, at least one claim of which relates to Neose's process for the manufacture of [*] and/or Covered Compound, compositions containing [*] and/or methods of using [*]. Neose Patents include, but are not limited to, the patents set forth in Exhibit A and the patents set forth in Exhibit B originally assigned to Cytel Corporation ("Cytel") and assigned to Neose pursuant to the terms of the Asset Purchase Agreement between Neose and Cytel dated March 26, 1999.

     1.18 "Neose Technology" shall mean all Neose Know-How and all Neose Patents relating to Products, Covered Compound, [*], methods for the manufacture of [*] and/or Covered Compound and methods of using [*].

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     1.19 "Net Sales" shall mean proceeds from sales of Products by Wyeth-Ayerst, its Affiliates or sublicensees, as appropriate, to Third Parties, less the sum of (a) and (b) where (a) is a provision, determined under Generally Accepted Accounting Principles in the United States, for (i) reasonable trade, cash and quantity discounts or rebates (other than price discounts granted at the time of sale), reasonable service allowances and reasonable required agent's commissions, if any, allowed or paid, (ii) credits or allowances actually given or made for rejection or return of, previously sold products or for retroactive price reductions (including Medicare, Medicaid, and/or discounts and similar types or rebates and/or discounts), (iii) taxes, duties or other governmental charges levied on or measured by the billing amount (excluding income and franchise taxes), as adjusted for rebates and refunds, (iv) charges actually incurred for freight and insurance directly related to the distribution of Products (excluding amounts reimbursed by Third Party customers), (v) bad debt actually written off by Wyeth in accordance with Wyeth accounting policies, and (vi) credits or allowances actually given or made for wastage replacement, and (b) is a periodic adjustment of the provision determined in (a) to reflect amounts actually incurred for (i), (ii), (iii), (iv) and (v). A "sale" of a Product is deemed to occur upon the invoicing, or if no invoice is issued, upon the earlier of shipment or transfer of title in the Product to a Third Party. In the event that Product is sold or distributed for use in combination with or as a component of another product or products (a "Combination Product"), the calculation of Net Sales from such Combination Product would be determined above by a fraction, the numerator of which is the fair market value of the Product in such Combination Product, and the denominator of which is the fair market value of the Combination Product. In the event that Wyeth-Ayerst would sell Product together with other products of Wyeth-Ayerst to Third Parties, and the price attributable to the Product is less than the average price of "arms length" sales to Third Parties for the reporting period in which sales occur (such sales to be excluded from the calculation of the average price of "arms length" sales), Net Sales for any such sales would be average price of "arms length" sales by Wyeth-Ayerst to Third Parties during the reporting period in which such sales relate.

     1.20 "Pediatric Nutritional Compositions" shall mean infant and pediatric (up to 10 years of age) formulas, including but not limited to low birth weight and premature infant formulas, pediatric medical foods and meal replacement beverages, whether in powder or liquid form, which are useful as a food, a source of nutrition, the sole source of nutrition or as a nutritional supplement.

     1.21 "Product(s)" shall mean any Pediatric Nutritional Composition(s) containing Covered Compound.

     1.22 "Research Program" shall mean a program for the evaluation and development of data relating to the preparation of Pediatric Nutritional Compositions containing Covered Compound as defined in
          Section 2 of this Agreement. A description of the Research Program as proposed is set forth as Exhibit C to this Agreement. The Research Program will be written and adopted by the JDC.

     1.23 "Regulatory Approval" shall mean all authorizations by the competent authorities which are required for the regular marketing, promotion, pricing and sale of Covered Compound, [*] or Product in a given country or regulatory jurisdiction.

     1.24 "Regulatory Authority(ies)" shall mean any national, supranational (e.g., the European Commision, the Council of the European Union or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity involved in the granting of Regulatory Approval for the Product.

     1.25 "Specifications" shall mean specifications for or concerning the manufacture, testing, quality assurance and packaging of Covered Compound as may be agreed upon by the parties from time to time, provided however that such Specifications shall comply with all applicable Regulatory Approvals for the manufacture and sale of Covered Compound or Product.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     1.26 [*] shall mean [*].

     1.27 "Territory" shall mean worldwide (excluding Japan).

     1.28 "Third Party(ies)" shall mean any person(s) or entity(ies) other than Wyeth-Ayerst, Neose or their respective Affiliates.

     1.29 "Valid Claim" shall mean an unexpired claim of an issued patent forming part of the Neose Patents, which claim has not been declared invalid or unenforceable by a court or other tribunal of competent jurisdiction.

     1.30 "Wyeth-Ayerst Know-How" shall mean the proprietary technical and clinical information, data and know-how relating to Pediatric Nutritional Compositions owned or controlled by Wyeth-Ayerst, its Affiliates, or licensed by a Third Party to Wyeth-Ayerst prior to or during the term of this Agreement. Know-How shall include, without limitation, all processes, formulas, discoveries and inventions relating to biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, manufacturing, regulatory, safety, quality control and clinical data.

     1.31 "Wyeth-Ayerst Major Competitors": [*]

     1.32 "$" shall mean United States dollars.


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

2.   COLLABORATION

     2.1 General. The parties have agreed on a Research Program, a copy of which is attached hereto as Exhibit A. Under the Research Program, Wyeth-Ayerst shall conduct research and development activities relating to the use of Covered Compound in Pediatric Nutritional Compositions and Neose shall conduct research and development activities relating to improving the methods for the production and/or isolation of Covered Compound and optimization of the Covered Compound for use in Pediatric Nutritional Compositions. The Research Program shall include, but shall not be limited to, preclinical and clinical studies necessary to demonstrate the safety and efficacy of Product. The Research Program will commence on the Effective Date and will terminate three (3) years thereafter if not earlier terminated in accordance with any of the provisions set forth herein unless extended upon the mutual agreement of the parties as set forth in writing.

          2.1.1 Supply of Covered Compound. In order to further the progress of the Research Program, Neose shall supply Wyeth-Ayerst with Covered Compound containing at least [*] which meets the Specifications during the course of the Research Program at no cost to Wyeth-Ayerst. The date(s) for delivery of Covered Compound to Wyeth-Ayerst shall be established by the JDC. If Wyeth-Ayerst requires additional Covered Compound during the course of the Research Program, the parties shall negotiate in good faith to reach agreement on an appropriate compensation and delivery schedule related thereto.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     2.2 Joint Development Committee. The parties agree that the Collaboration, including the Research Program shall be managed by a Joint Development Committee (the "JDC").

          2.2.1 Composition. No later than thirty (30) days after the Effective Date, each of the parties shall appoint two (2) representatives to the JDC. The chairperson of the JDC will be one of the Wyeth-Ayerst representatives. A party may change any of its representatives at any time by giving notice to the other party.

          2.2.2 Responsibilities.  The JDC will:

                    (a) monitor the progress of and compliance with the Research
                        Program and approve any change in the Research Program;

                    (b) develop research protocols; and

                    (c) review and evaluate the results of the Research Program.

          2.2.3 Meetings of the JDC. The chairperson of the JDC shall call meetings when deemed appropriate, at mutually convenient times on reasonable notice, currently anticipated to be no less frequently than once every three (3) months. If possible, the meetings shall be held in person, or otherwise by video or telephone conference. When held in person the location of the meeting shall alternate between Wyeth-Ayerst's facilities and Neose's facilities. The chairperson shall prepare an agenda for the meeting, and shall include in the agenda items proposed by Neose's representatives. Additional participants may be invited by any member to attend meetings where appropriate (e.g., outside consultants). Such additional participants shall have no vote. Minutes of each meeting of the JDC shall be exchanged for review and comment by the members. Thereafter, they shall be signed by the chairperson and distributed to each of the parties. Each party shall be responsible for the expense incurred by its representatives in attending such meetings.

          2.2.4 Voting. The JDC shall make decisions by majority vote, with at least one consenting vote of each party's JDC members. If the required majority decision cannot be found and all the members of each party take the same opposing positions in a matter which either party deems to be of importance, the matter shall be handled pursuant to Section 2.2.6 hereof. Voting by proxy is permissible. Urgent matters may be decided by unanimous vote of the chairperson and a representative of Neose.

          2.2.5 Role of Chairperson. Except as explicitly set forth herein, in no event shall the chairperson of the JDC have any additional power or responsibilities beyond those delegated to such person by such person's membership on the JDC. Without limiting the foregoing, it is understood that, except as a voting member of the JDC, the chairperson shall not have the power to control or dictate decisions or to veto any decisions reached by the committee under the decision making process set forth in Section
                2.2.4 hereof.

          2.2.6 Dispute Resolution. If the JDC is unable to resolve, after thirty (30) days, a dispute regarding any issue presented to it or arising in it, such dispute shall be referred to the President of Neose and the President of Wyeth-Ayerst Laboratories or his designee for good faith resolution, for a period of ninety (90) days. If such dispute is not resolved by the end of this ninety (90) day period, the parties shall be free to pursue any legal or equitable remedy available to them.

     2.3 Technology and Information Transfer. Neose agrees to supply Wyeth-Ayerst with all Neose Technology required by Wyeth-Ayerst to carry out its activities under the Research Program and to manufacture, package, and obtain Regulatory Approval for Products. Wyeth-Ayerst agrees to supply Neose with all Wyeth-Ayerst Know-How necessary for Neose to carry out its activities under the Research Program. All information transferred, provided or exchanged under this
          Section 2.2 shall be subject to the confidentiality provisions of
          Section 12 hereof.

     2.4 Record Keeping. Each party shall maintain records in sufficient detail and in good scientific manner as appropriate for Regulatory Approval and patent purposes.

     2.5 Reporting. Each party shall supply the other with a written report summarizing its activities under the Research Program within thirty
          (30) days after the end of each calendar quarter. Each party will supply the other with a Final Report on the results of the Research Program within ninety (90) days after completion of the Research Program

     2.6  Funding of the Research Program.

          2.6.1 Funding. Wyeth-Ayerst shall pay Neose the sum of [*] per year, payable quarterly, for a period not to exceed three (3) calendar years, to begin on the Effective Date. The funds are to be used by Neose to carry out its obligations under the Research Program and for the development and optimization of a process for the manufacture of Covered Compound, the isolation of Covered Compound, the enhancement of Covered Compound for use by Wyeth-Ayerst in Pediatric Nutritional Compositions and any other expenses, except for capital expenditures, incurred by Neose in carrying out the Research Program.

          2.6.2 Reconciliation. Within thirty (30) days after the end of each calendar year during the three (3) year period beginning January 1, 2000, Neose shall submit to Wyeth-Ayerst a report setting forth under Generally Accepted Accounting Principles in the United States, the total expenses incurred by Neose during the previous calendar year in performing its obligations under the Research Program and the payments made by Wyeth-Ayerst to Neose pursuant to Section 2.6 hereof.


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     2.7 Regulatory Approvals. Wyeth-Ayerst shall file all regulatory dossiers for the Covered Compound and the Products under its or its Affiliates names. Wyeth-Ayerst shall own all Regulatory Approvals for Covered Compound or Product. Wyeth-Ayerst shall be responsible for all communications with Regulatory Authorities with respect to Products.

     2.8 Exclusivity. Unless and until Wyeth-Ayerst has converted the license granted hereunder to a non-exclusive license pursuant to Section 5.2, Neose will not conduct any research and development activities, either independently or with Third Parties, with respect to Products in the Field and will not provide [*] to any Third Party for the purpose of conducting research and development activities with respect to Products in the Field except to carry out the Research Program. Notwithstanding the foregoing, Neose and Wyeth-Ayerst recognize that, from time to time, it may be desirable or necessary to retain consultants to assist in the Research Program. In such event, the Parties shall enter into a consulting agreement with each such consultant, which consulting agreement shall, in both form and substance, be reasonably acceptable to both parties.

3.   GRANT OF RIGHTS

     3.1 License Grant. Subject to the provisions of Section 10.3 hereof, Neose hereby grants to Wyeth-Ayerst an exclusive license (exclusive even as to Neose) in the Territory under Neose Technology to use, sell, have sold, offer for sale, import and export Products in the Field.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     3.2 Sublicense. Subject to the following conditions, as long as Wyeth-Ayerst has not converted the license granted hereunder to a non-exclusive license pursuant to Section 5.2 hereof, Wyeth-Ayerst shall have the right to sublicense all or part of the rights granted to it under Section 3.1 hereof to an Affiliate or a Third Party in any country of the Territory. Wyeth-Ayerst shall not be required to obtain Neose's approval of any sublicense.

          3.2.1 All sublicenses shall include terms and conditions consistent with the terms and conditions of this Agreement. Wyeth-Ayerst shall provide to Neose documentation evidencing such sublicense relationship within fourteen (14) business days of execution of such sublicense. No sublicensee shall be permitted to further any of its rights under any sublicense. Any sublicense not in compliance with this Section 3.2 shall be void.

          3.2.2 Notwithstanding the granting of a sublicense to a Third Party or an Affiliate, Wyeth-Ayerst shall retain full responsibility and liability to Neose for the performance of all obligations of Wyeth-Ayerst, its Affiliates or any sublicensee. Any act or omission by a sublicensee or an affiliate that would be a breach of this Agreement if performed or not performed by Wyeth-Ayerst will be considered a breach by Wyeth-Ayerst of this Agreement. Nothing herein shall preclude Wyeth-Ayerst and its Affiliates from utilizing a distributor to promote and/or distribute Product in any country.

          3.2.3 Notwithstanding the foregoing, prior to granting such sublicense, Wyeth-Ayerst shall obtain the written agreement of the sublicensee that it shall (i) protect the confidentiality of Neose Technology and (ii) shall utilize Neose Technology only in accordance with the terms of this Agreement.

          3.2.4 Upon the expiration or early termination of this Agreement for any reason in whole or in part, or with respect to any given country or countries, each sublicense shall automatically terminate on the same basis as this Agreement, unless otherwise requested by Neose in which event such sublicense shall be assigned to Neose.

          3.2.5 In the event Wyeth-Ayerst becomes subject to a bankruptcy event as defined in Section 7.6(ii) hereof, all payments thereafter due and owing to Wyeth-Ayerst from its sublicensees shall thereupon, and without any notice from Neose to such sublicensee become payable directly to Neose for the account of Wyeth-Ayerst; provided that Neose shall remit to Wyeth-Ayerst any amount by which such payments exceed the amounts owed by Wyeth-Ayerst to Neose.

4.   FUNDING

     4.1 Development Fee. Wyeth-Ayerst agrees to pay Neose the sum of [*] upon execution of this Agreement in consideration of Neose's agreement to participate in the collaboration.

     4.2  Development Payments. In addition to the Development Fee set forth in
          Section 4.1 hereof, Wyeth-Ayerst shall pay Neose the additional sums as set forth below:

                (i) [*] upon delivery by Neose to Wyeth-Ayerst of Covered Compound containing at least [*] for use by Wyeth-Ayerst in clinical testing of Products;

                (ii) [*] upon successful completion by Neose of a manufacturing plant capable of producing Covered Compound in quantities sufficient to deliver the Guaranteed Minimum Supply of Covered Compound according to the Specifications as set forth in the Manufacturing and Supply Agreement pursuant to the provisions of Section 7.1 hereof; and


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

                (iii) [*] upon first commercialization of Product in any country in the Territory.

     4.3 Effect of Early Termination. In the event this Agreement is terminated by Wyeth-Ayerst under the provisions of Section 7.2 hereof, Wyeth-Ayerst shall be under no obligation to make any payment to Neose which shall become due subsequent to the date of such termination.

     4.4 Method of Payment. All payments made under this Section 4 shall be made by wire transfer to Neose within thirty (30) days from the date corresponding to the event triggering such payment, provided, however, that the payment due under Section 4.1 hereof shall be made by way of wire transfer to Neose on the Effective Date.

5.   ROYALITIES

     5.1 Royalty Payments. In further consideration of the license granted to Wyeth-Ayerst under Section 3 hereof, Wyeth-Ayerst shall pay to Neose a royalty of [*] of annual Net Sales in the Territory of Products which [*] on an annual basis.

     5.2 Competitive Launch. In the event that one or more of Wyeth-Ayerst's Major Competitors launches a Pediatric Nutritional Composition enriched with [*], which Pediatric Nutritional Composition is the same


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

          or similar to Product ("Competing Product"), in any brand, in any country in the Territory, upon twelve (12) months prior written notice from Wyeth-Ayerst to Neose, Wyeth-Ayerst may choose, at its sole discretion, to convert the license granted hereunder to a non-exclusive license on a country by country basis. In the event that Wyeth-Ayerst chooses to convert the license to a non-exclusive license in more than one (1) country in a given Region, Wyeth-Ayerst can choose to convert the license to a non-exclusive license in the entire Region at its sole discretion. The "Region(s)" as used herein are defined as follows:

          North Asia: China, Hong Kong, Taiwan, and Korea;

          Asian: Philippines, Singapore, Malaysia, Thailand, Vietnam, and Indonesia;

          Mid Asia: India, Pakistan, and Afghanistan;

          Pacific: Australia and New Zealand;

          Western Europe (Southern): Spain, Portugal, Italy, Greece and Turkey;

          Western Europe (Northern): United Kingdom, Ireland, France, Germany, Netherlands, Switzerland, Austria, and Belgium;

          Scandinavia: Denmark, Sweden, Norway, Iceland, and Finland;

          Eastern Europe: Poland, Hungary, Romania, Russia, the Baltic countries and all former Soviet Union countries;

          Middle East: Saudi Arabia, U.A.E., Qatar, Israel, Syria, Jordan, Kuwait, Iran, Iraq and Egypt;

          Latin America: Mexico, the Caribbean;

          Central America: all countries;

          South America: all countries;

          North America: United States and Canada.

          In the event Wyeth-Ayerst chooses to so convert the license to a non-exclusive license, the royalty payable by Wyeth-Ayerst to Neose royalties hereunder and the and set forth in Section 5.1 hereof shall be reduced by [*] effective immediately upon expiration of the twelve
          (12) months notice period.

          5.2.1 Third Party Licenses. Where the license granted to Wyeth-Ayerst under this Agreement is converted by Wyeth-Ayerst into a non-exclusive license under Section 5.2 hereof, Neose agrees that in the event it enters into a commercial arrangement, with a Third Party relating to the use of [*] in Pediatric Nutritional Compositions, it shall immediately notify Wyeth-Ayerst of the commercial terms of such arrangement and, where the terms of such Third Party arrangement, with respect to its royalty and manufacturing and supply provisions are, taken as a whole, more favorable than the royalty provisions hereunder and the Manufacturing and Supply Agreement between Neose and Wyeth-Ayerst under the provisions of Section 7.1 hereof, Wyeth-Ayerst shall have the right to revise the terms of its Manufacturing and Supply Agreement and the royalties hereunder with Neose to contain those terms.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.
                                      -19-

     5.3 Method of Payment of Royalties. Wyeth-Ayerst shall deliver to Neose within sixty (60) days of the end of each calendar quarter, a report certified by Wyeth-Ayerst as accurate to the best of its ability based upon information then available for such calendar quarter, on a country-by- country basis: (i) Net Sales of Product in each country;
          (ii) the basis for any adjustments to the royalty payable to Neose for the sale of Product in such country; and (iii) the total royalty due for the sale of the Product in each such country. The total royalty due to Neose during such calendar quarter shall be remitted at the time such report is made in accordance with the following:

          (i) the total royalty due for such calendar quarter shall accompany the report for that quarter; (ii) the royalty shall be paid in United States dollars; (iii) any currency translations that are necessary to calculate the royalty shall be made at the exchange rate applicable on the date of payment as used by Wyeth-Ayerst for financial accounting purposes in accordance with generally accepted accounting principals; and (iv) royalty checks are to be made payable to Neose and mailed to the address specified in
                Section 16.5.1 hereof.

     5.4 If by reason of any restrictive exchange laws or regulations, Wyeth-Ayerst shall be unable to convert to U.S. dollars amounts equivalent to the total royalty due and payable by Wyeth-Ayerst hereunder in respect to Products sold for funds other than U.S. dollars, Wyeth-Ayerst shall notify Neose promptly with an explanation of the circumstances. In such event all royalties due hereunder in respect of the transaction so restricted (or the balance thereof due hereunder) shall be deferred and paid in U.S. dollars as soon as reasonably possible after, and to the extent that such restrictive exchange laws or regulations are lifted so as to permit such conversion to U.S. dollars, of which lifting Wyeth-Ayerst shall promptly notify Neose. At its option, Neose shall have the right to request payment, and upon such request Wyeth-Ayerst shall pay or cause to be paid, all such amounts or portions thereof as specified by Neose in funds other than U.S. dollars as designated by Neose under the existing restrictive exchange laws or regulations.

     5.5 Any and all taxes levied on account of royalties paid from a country in which a provision is made in the law or by regulation for withholding shall be deducted from such royalty paid to Neose hereunder and proof of payment of such taxes shall be received and reported in the reports described in Section 5.3 hereof.


6.   ACCOUNTS AND RECORDS

     6.1 Record Keeping by Wyeth-Ayerst. After commercial launch of Product in any country in the Territory, Wyeth-Ayerst shall and shall cause its Affiliates and/or sublicensees, if any, to keep accurate books and accounts of record in connection with the sale by or for it of the Products in sufficient detail to permit accurate determination of all figures necessary for verification of payments required to be paid hereunder. Wyeth-Ayerst shall and shall cause its Affiliates and/or sublicenses to maintain such records for a period of three (3) years after the end of the year in which they were generated.

     6.2 Audit by Neose. Neose, through an independent certified public accountant reasonably acceptable to Wyeth-Ayerst, shall have the right, at its own expense, to access the books and records of Wyeth-Ayerst its Affiliates or sublicensees as the case may be, for the sole purpose of determining whether a payment under Section 5 has become due and the accuracy thereof. Such access shall be conducted after reasonable prior written notice to Wyeth-Ayerst and during ordinary business hours and shall not be more frequent than once per calendar year. Wyeth-Ayerst may require such independent certified public accountant to sign a customary confidential disclosure agreement prior to permitting such independent certified public accountant to have access to its books, records or facilities. The parties agree that such independent certified public accountant shall disclose to Neose only, for the period covered by such audit, the Net Sales of Product in each country, the basis for any adjustments to the royalty payable to Neose for the sale of Product in such countrty, and the total royalty due for the sale of Product in each such country. Neose agrees to keep in strict confidence all information learned in the course of such audit, except when it is necessary to reveal such information in order to enforce its rights under this Agreement. Neose's right to have such records examined shall survive termination or expiration of this Agreement. In the event such audit reveals an underpayment, Wyeth-Ayerst shall promptly pay to Neose the amount of such underpayment. In the event that such audit reveals an underpayment of five percent (5%) or more of the amount actually due, Wyeth-Ayerst shall also promptly reimburse Neose for the reasonable out-of-pocket expenses incurred by Neose in conducting such audit.

     6.3 Record Keeping by Neose. Neose shall keep accurate books and accounts of record in connection with the activities conducted by it in carrying out the Research Program in sufficient detail to verify that the amounts received by Neose pursuant to Section 2.6 hereof have been expended in accordance with the Research Program. Neose shall maintain such records for a period of three (3) years after the end of the last year in which funds were received by Neose in accordance with Section 2.6 hereof.

     6.4 Audit by Wyeth-Ayerst. Wyeth-Ayerst, through an independent certified public accountant reasonably acceptable to Neose, shall have the right, at its own expense, to access the books and records of Neose for the sole purpose of verifying that the amounts received by Neose pursuant to Section 2.6 hereof have been expended in accordance with the Research Program. Such access shall be conducted after reasonable prior written notice to Neose and during ordinary business hours and shall not be more frequent than once per calendar year. Neose may require such independent certified public accountant to sign a customary confidential disclosure agreement prior to permitting such independent certified public accountant to have access to its books, facilities or records. The parties agree that such independent certified public accountant shall disclose to Wyeth-Ayerst only whether such amounts were expended in accordance with the Research Program. Wyeth-Ayerst agrees to keep in strict confidence all information learned in the course of such audit, except when it is necessary to reveal such information in order to enforce its rights under this Agreement. Wyeth-Ayerst's right to have such records examined shall survive termination or expiration of this Agreement.

7.   TERM AND TERMINATION OF LICENSE

     7.1 Term. This Agreement shall be effective as of the Effective Date and, unless earlier terminated as set forth below, shall continue in full force and effect, on a country by country basis, until the later of
          (i) the expiration of the last to expire Neose Patent incorporating at least one Valid Claim in such country or (ii) ten (10) years after the date of first commercial sale of

          Products by Wyeth-Ayerst hereunder. Upon the expiration of the Agreement, Wyeth-Ayerst's license shall become a fully paid-up, perpetual, exclusive license in each such country subject only to any sublicenses granted by Wyeth-Ayerst, provided that to the extent Wyeth-Ayerst has converted the license granted hereunder to non-exclusive license pursuant to Section 5.2, such license will be non-exclusive.

     7.2 Unilateral Termination by Wyeth-Ayerst. Wyeth-Ayerst shall have the right to unilaterally terminate this Agreement, on a country by country basis, upon thirty (30) days prior written notice to Neose. In the event of such termination, all of Wyeth-Ayerst's rights in and to the Neose Technology in such country shall revert to Neose.

     7.3 Unilateral Termination by Neose--Pre-Clinical Studies. Neose shall have the right to unilaterally terminate this Agreement, upon thirty
          (30) days prior written notice to Wyeth-Ayerst as follows:

          7.3.1 If Wyeth-Ayerst does not:

                (i) complete toxicology studies of the Final Product within twenty four (24) months after its receipt of sufficient material from Neose to begin such studies.

                (ii) complete Clinical Studies of Final Product within thirty six (36) months after its receipt of sufficient material from Neose to begin such studies, which material has satisfied the requirements of the toxicology studies conducted in accordance with Section 7.3.1(i) above.

     7.4 Unilateral Termination by Neose - Post Clinical Studies. Neose shall have the right to unilaterally terminate this Agreement, on a country-by-country basis, upon thirty (30) days prior written notice to Wyeth-Ayerst as follows:

                (i) If Wyeth-Ayerst fails to file for Regulatory Approval in any Major Market within twelve (12) months after completion of Clinical Studies. For purposes of this section, "completion of Clinical Studies" shall mean (a) receipt of a positive outcome from said Clinical Studies based upon standards of infant safety growth and tolerance as established in the protocol for such Clinical Study and
                      (b) the receipt of a final audited report from all Clinical Research Organization in a form reasonably acceptable to Wyeth-Ayerst. The twelve (12) month period referred to herein shall not commence until a Master Regulatory Dossier is completed. It is understood and agreed that the Master Regulatory Dossier shall take up to nine (9) months to complete. Neose agrees to provide its full cooperation in the completion of the Master Regulatory Dossier.

                      (1) In the event Wyeth-Ayerst does not receive a positive outcome from the Clinical Studies as set forth in
                           Section 7.4 (i)(a) hereof, the JDC shall establish appropriate timelines for conducting a follow-up Clinical Study. In the event Wyeth-Ayerst decides that it shall not conduct a follow-up Clinical Study, or, if after commencing a follow-up Clinical Study, Wyeth-Ayerst fails to complete such study within the timeline established by JDC, Neose may terminate the Agreement on thirty (30) days prior written notice to Wyeth-Ayerst.

                (ii) If Wyeth-Ayerst does not launch Licensed Product in any Major Market within twelve (12) months after receiving Regulatory Approval in that Major Market.

                (iii) If Wyeth-Ayerst does not launch Licensed Product in any single Major Market within eight (8) years from the Effective Date.

     7.5 The parties agree that the JDC shall determine appropriate timelines for the completion of the Research Program and the supply of Covered Compound by Neose to Wyeth-Ayerst. In the event Neose fails to perform under the timelines established by the JDC for the completion of the Research Program and the supply of Covered Compounds, all time periods set forth in Sections 7.3 and 7.4 hereof shall be extended for a period equivalent to Neose's delay in performing under such timelines.

     7.6 Termination for Cause. This Agreement may be terminated upon prior written notice by either party at any time during the term of this
          Agreement:

                (i) for material breach by the other party, which breach remains uncured for sixty (60) days after written notice of said breach is given to the breaching party or, if such breach is not susceptible to cure within such sixty (60) day period, and the breaching party utilizes diligent good faith efforts to cure such breach, the period shall be extended to one hundred twenty (120) days from the date on which the written notice is provided to the breaching party; or

                (ii) upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets of the benefit of creditors by the other party, or in the event a receiver or custodian is appointed for such party's business, or if a substantial portion of such party's business is subject to attachment or similar process; provided, however, that in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if the proceeding is not dismissed within sixty (60) days after the filing thereof.

     7.7 Termination for Cause - Effect. Termination of this Agreement for cause under Section 7.6 hereof shall have the following effect:

                (i)   In the event Wyeth-Ayerst terminates this Agreement under
                      Section 7.6(i) hereof, the license granted to Wyeth-Ayerst pursuant to Section 3.1 shall become a fully paid-up, perpetual license in each country of the Territory.

                (ii)  In the event that Neose terminates this Agreement under
                      Section 7.6(i) hereof, then the rights and licenses granted to Wyeth-Ayerst hereunder shall terminate and all rights to the Neose Technology shall revert to Neose.

                (iii) In the event that Wyeth-Ayerst terminates this Agreement under Section 7.6(ii) or this Agreement is otherwise terminated under Section 7.6(ii), the parties agree that Wyeth-Ayerst shall retain all rights and licenses granted to it hereunder and the license granted to Wyeth-Ayerst under Section 3.1 hereof shall become a perpetual license under which Wyeth-Ayerst shall remain obligated to pay royalties to Neose as set forth in Section 5 hereof.

     7.8  Insolvency.

          7.8.1 Effect on Licenses. All rights and licenses granted under or pursuant to this Agreement by Neose to Wyeth-Ayerst are, for all purposes of Section 365(n) of Title 11 of the United States Code ("Title 11") licenses of rights to "intellectual property" as defined in Title 11. Neose agrees that Wyeth-Ayerst, as licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under Title 11. Neose agrees during the term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against Neose under Title 11, Neose (in any capacity, including debtor-in-possession) and its successors and assigns (including without limitation, a Title 11 Trustee) shall:

                (i) as Wyeth-Ayerst may elect in a written request, immediately upon such request:

                      (a) perform all of the obligations provided in this Agreement to be performed by Neose including, where applicable and without limitation, providing to Wyeth-Ayerst portions of such intellectual property (including embodiments thereof) held by Neose and such successors and assigns or otherwise available to them; or

                      (b) provide to Wyeth-Ayerst all such intellectual property (including all embodiments thereof) held by Neose and such successors and assigns or otherwise available to them; and

                (ii) not interfere with the rights of Wyeth-Ayerst under this Agreement, or any agreement supplemental hereto, to such intellectual property, including any right to obtain such intellectual property from another entity.

          7.8.2 Rights to Intellectual Property. If a Title 11 case is commenced by or against Neose and this Agreement is rejected as provided in Title 11, and Wyeth-Ayerst elects to retain its rights hereunder as provided in

                Title 11, then Neose (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, Title 11 Trustee) shall provide to Wyeth-Ayerst all such intellectual property (including all embodiments thereof) held by Neose and such successors and - assigns, or otherwise available to them, immediately upon Wyeth-Ayerst's written request. Whenever Neose or any of its successors or assigns provides to Wyeth-Ayerst any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 7.8, Wyeth-Ayerst shall have the right to perform the obligations of Neose hereunder with respect to such intellectual property, but neither such provision nor such performance by Wyeth-Ayerst shall release Neose from any such obligation or liability for failing to perform it.

          7.8.3 Wyeth-Ayerst's Rights. All rights, powers and remedies of Wyeth-Ayerst provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, Title 11) in the event of the commencement of a Title 11 case by or against Neose. Wyeth-Ayerst, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, Title 11) in such event. The parties agree that they intend the foregoing Wyeth-Ayerst rights to extend to the maximum extent permitted by law, including, without limitation, for purposes of Title 11:

                (i) the right of access to any intellectual property of Neose or any Third Party with whom Neose contracts to perform an obligation of Neose under this Agreement, and, in this case of a Third Party, which is necessary for the development, registration, manufacturing and marketing of Covered Compound and/or Products; and

                (ii) the right to contract directly with any Third Party described in (i) above to complete the contracted work.

     7.9 Prior Obligations. Termination or expiration of this Agreement shall not operate to deprive either party of any rights or remedies either at law or in equity or to relieve either party of any of its obligations incurred prior to the date of such termination or expiration.

     7.10 Survival. Except as otherwise noted, the provisions of Sections 2.6.2, 2.7, 6, 11, 12, 13.1, 14, 16.5, 16.6 and 16.10 shall survive expiration or earlier termination of this Agreement.

8.   MANUFACTURE OF PRODUCT

     8.1 Product Manufacture. Wyeth-Ayerst shall be responsible for the manufacture of all quantities of Products according to GMP standards.

9.   MANUFACTURE AND SUPPLY

     9.1 Covered Compound Manufacture and Supply. Neose shall manufacture or have manufactured and supply to Wyeth-Ayerst, and Wyeth-Ayerst shall purchase from Neose, all of Wyeth-Ayerst's requirements of Covered Compound for use in Products. The manufacture of Covered Compound shall be in accordance with Specifications and all quality assurance standards and ingredient testing as may be required by Wyeth-Ayerst and attached to the Manufacturing and Supply Agreement as a mutually-agreed upon schedule.

          9.1.1 Manufacturing and Supply Agreement. The parties agree to meet no later than [*] after the Effective Date, to negotiate and conclude a Manufacturing and Supply Agreement. The parties agree to negotiate in good faith to conclude the Manufacturing and Supply Agreement within [*] of the Effective Date. In the event that the Manufacturing and Supply Agreement is not executed by both parties within [*] after the Effective Date, this Collaboration and License Agreement shall immediately terminate. This period may be extended for sixty (60) days upon the mutual written consent of the parties.

          9.1.2 Terms of the Manufacturing and Supply Agreement. The parties agree that the Manufacturing and Supply Agreement shall contain at least the following terms:

                (i) The Manufacturing and Supply Agreement shall include a Guaranteed Minimum Supply;

                (ii) Under the Manufacturing and Supply Agreement, Neose shall be responsible for the production of Covered Compound in accordance with the Specifications.

                (iii) It shall be Neose's responsibility to develop, construct and operate a manufacturing facility capable of producing Covered Compound in quantities sufficient to deliver Wyeth-Ayerst's requirements of Covered Compound.

                (iv) Neose shall consult with Wyeth-Ayerst regarding the location of the manufacturing facility referred to in
                      Section 7.1.2(iii) hereof. The final location of the manufacturing facility shall be mutually agreed upon by the parties.


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

                (v) Neose shall provide Covered Compound to Wyeth-Ayerst on the following basis and at the following costs:

                      (a) Neose shall use its commercially reasonable efforts to provide the Covered Compound required by Wyeth-Ayerst at the lowest price possible, not to exceed [*] per kilogram of the [*] component of the Covered Compound (hereinafter "the Target Price") plus [*] paid by Wyeth-Ayerst over the previous six
                           (6) month period, FOB Neose plant.

                      (b) In the event the Target Price is less than [*], Neose will, subject to subsection (c) below sell the Covered Compound to Wyeth-Ayerst at a price per kilogram equal to [*].



----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

                      (c) In the event that the price to Wyeth-Ayerst of the [*] component of the Covered Compound exceeds [*] of Wyeth-Ayerst's net selling price of Products, the parties agree to re-negotiate in good faith the provisions of the Manufacturing and Supply Agreement relevant to the price of the [*] to arrive at such terms as are fair and equitable to both parties.

                      (d) In the event that the cost to Wyeth-Ayerst of a kilogram of the [*] component of the Covered Compound calculated on a [*] basis as set forth in Section 9.1.2(v)(b) hereof is lower than the Target Price, the actual price of the [*] component of the Covered Compound to be charged to Wyeth-Ayerst shall be equal to [*].

     9.3 Exclusive Purchase. Wyeth-Ayerst agrees to purchase all of its requirements of Covered Compound exclusively from Neose, subject to Neose's ability to supply all of Wyeth-Ayerst's requirements of Covered Compound in a given period, consistent with reasonable forecasts by Wyeth-Ayerst of its requirements. In the event Neose is unable to supply all of Wyeth-Ayerst's requirements of Covered Compound, Wyeth-Ayerst shall have the right, at its sole discretion, to manufacture its required quantities of Covered Compound or to designate a Third Party manufacturer to supply its required quantities of Covered Compound. Wyeth-Ayerst shall continue to have such right until such time Neose is able to demonstrate to Wyeth-Ayerst's reasonable satisfaction that it is able to supply Wyeth-Ayerst's requirements of Covered Compound. Neose agrees to provide Wyeth-Ayerst and/or its designated Third Party manufacturer with all of the Neose Technology necessary to manufacture Covered Compound according to Specifications.

----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

10.  REPRESENTATIONS AND WARRANTIES

     10.1 Representations and Warranties of Each Party. Each of Neose and Wyeth-Ayerst hereby represents, warrants and covenants to the other party hereto as follows:

                (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

                (b) the execution, delivery and performance of this Agreement by each party has been duly authorized by all requisite corporate action and do not require any shareholder action or approval;

                (c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                (d) the execution, delivery and performance by such party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

                (e) it shall comply with all applicable material laws and regulations relating to its activities under this Agreement.

     10.2 Representations and Warranties of Neose. In addition to the Representations and Warranties made by Neose under Section 10.1 hereof, Neose hereby further represents and warrants to Wyeth-Ayerst that, to the best of its knowledge:

                (a) as of the Effective Date, the Neose Patents and Neose Know-How are existing and are not invalid or unenforceable, in whole and in part;

                (b) as of the Effective Date, it has the full right, power and authority to grant the licenses granted by it hereunder and it has not previously granted, and during the term of the Agreement will not grant, any rights which conflict with the licenses granted hereunder;

                (c) subject to the provisions of Section 10.3 hereof, it is the sole and exclusive owner or licensee in the Field of the Neose Patents, Neose Technology and Neose Know-How existing as of the Effective Date, all of which are free and clear of any liens, charges and encumbrances, and no other person, corporate or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership with respect to the Neose Patents Neose Technology or Neose Know-How existing as of the Effective Date, whatsoever;

                (d) the Neose Patents, Neose Technology and Neose Know-How, and the development, manufacture, use, distribution, marketing, promotion and sale of [*] and Products do not, as of the Effective Date, interfere with or infringe on any intellectual property rights owned or possessed by any Third Party;


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

                (e) the manufacture of [*] is covered by one or more Valid Claims of the Neose Patents;

                (f) none of the Neose Patents is the subject of any reissue, reexamination, interference, opposition or other similar proceeding;

                (g) as of the Effective Date, there are no claims, judgments or settlements against or owed by Neose or, pending or threatened claims or litigation relating to the Neose Patents, Neose Technology or related Neose Know-How;

                (h) during the Term of this Agreement it will use diligent efforts not to diminish the rights under the Neose Patents, Neose Technology and Neose Know-How in the Field licensed to Wyeth-Ayerst hereunder, unless previously considered and agreed to by the JDC, including without limitation, by not committing or permitting any actions or omissions which would cause (i) the Neose Patents to lapse or to otherwise become abandoned or (ii) the breach of any agreements between itself and Third Parties which provide for intellectual property rights applicable to the development, manufacture, use or sale of Products, that it will provide Wyeth-Ayerst promptly with notice of any such alleged breach, and that as of the Effective Date, it is in compliance in all material respects with any agreements with Third Parties relating to the Neose Patents, Neose Technology and related Know-How, and/or the Products; and


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

                (i) pursuant to the Research and License Agreement dated December 30, 1992 between Neose and Abbott Laboratories ("Abbott"), as amended, Neose has the right to convert the licenses granted therein to Abbott ("Abbott License") to a non-exclusive license, and, as of the Effective Date, Neose will have taken all actions required to convert the Abbott License to a non-exclusive license. [*].

                Except as expressly set forth herein, Wyeth-Ayerst and Neose make no representations or warranties regarding the subject matter of this Agreement.

     10.3 Research and License Agreement - Neose and Abbott Laboratories. The parties acknowledge that Neose is party to a Research and License Agreement with Abbott Laboratories ("Abbott") and a subsequent Amendment Agreement (collectively the "Abbott Agreements"). Neose warrants that it has the right to convert the license granted under the Abbott Agreements to a non-exclusive license. [*].

          10.3.1 [*]

     10.4 Rights of Abbott. Notwithstanding anything contained herein to the contrary, Wyeth-Ayerst acknowledges that the license granted to Wyeth-Ayerst pursuant to Section 3.1 hereof is not exclusive as to Abbott with respect to any Neose Patents, Neose Know-How, or Neose Technology existing as of the Effective Date.

     10.5 Inconsistent Activities. Neither party has in effect and after the Effective Date neither party shall enter into any oral or written agreement or arrangement that would be inconsistent with its obligations under this Agreement.


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

     10.6 Legal Representation. Each party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the parties agree that no presumption shall exist or be implied against the party which drafted such terms and provisions.

11.  TRADEMARKS

     11.1 Wyeth-Ayerst. Wyeth-Ayerst shall select and own the trademarks for marketing Products in all countries in the Territory. All expenses for
          (i) registration of such trademarks and (ii) bringing, maintaining, and prosecuting any action to defend such trademarks shall be borne by Wyeth-Ayerst and Wyeth-Ayerst shall retain all recoveries therefrom.

     11.2 Neose. Neose shall have the right to select and own trademarks for the Covered Compound. All expenses for (i) the registration of such trademarks and (ii) bringing, maintaining, and prosecuting any action to defend such trademarks shall be borne by Neose and Neose shall retain all recoveries therefrom. Wyeth-Ayerst shall have the right to use such trademarks in the Field in connection with the sale of Products containing Covered Compound.

12.  CONFIDENTIAL INFORMATION

     12.1 Non-Disclosure Obligation. Each of Wyeth-Ayerst and Neose shall use only in accordance with the terms of this Agreement and shall not disclose to any Third Party, any information received by it from the other party in connection with this Agreement, including but not limited to Wyeth-Ayerst Know-How and Neose Know-How, without the prior written consent of the other party. These obligations shall survive the expiration or termination of this Agreement for a period of five
          (5) years. Notwithstanding the foregoing, the parties agree that Wyeth-Ayerst may disclose information received under this Agreement, including information relating to the Neose Patents and Neose Technology, to its sublicensees, so long as such sublicensees agree to be bound by obligations of Confidentiality no less strict than those set forth herein. These obligations shall not apply to information that:

                (i) is known by the receiving party, as evidenced by its records, at the time of its receipt and not through a prior disclosure by the disclosing party;

                (ii) is at the time of disclosure or thereafter becomes published or otherwise part of the public domain through no fault of the receiving party;

                (iii) is subsequently disclosed to the receiving party as
                      evidenced by its records, by a Third Party having the right to make such a disclosure;

                (iv) is developed by the receiving party as evidenced by its records independently of information received by it from the disclosing party hereunder;

                (v) is disclosed to any Regulatory Authority in order to obtain approval to market the Product, but such disclosure may be made only to the extent necessary to obtain such approval; or

                (vi) is required by law, regulation, rule, act or order of any governmental authority or agency to be disclosed by a party, provided that notice is promptly given to the other party in order to provide an opportunity to seek a protective order or the like with respect to such information and the disclosing party discloses only the minimum information required to be disclosed in order to comply with the request.

     12.2 Permitted Disclosure. Information provided under this Agreement may be disclosed to employees, agents, consultants, sublicensees, or suppliers of the receiving party, but only to the extent required to accomplish the purposes of this Agreement and only after the receiving party obtains the prior agreement of its employees, agents, consultants, sublicensees or suppliers to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than that permitted by this Agreement.

     12.3 Publicity. Except as required by law, all publicity, press releases and other announcements relating to this Agreement or the transactions contemplated hereby shall be reviewed in advance by, and shall be subject to the approval of, both parties.

     12.4 Publication. The parties shall cooperate in the appropriate publication of the results of research and development work performed pursuant to this Agreement, but subject to their predominating interest in obtaining patent protection for any patentable subject matter. The determination of authorship for any paper shall be in accordance with accepted scientific practice. Notwithstanding anything in this Section 12.4, all publications and presentations of the results of research and development work performed under this Agreement must be approved in advance by both parties.

13.  INTELLECTUAL PROPERTY RIGHTS

     13.1 Ownership of Inventions. Wyeth-Ayerst shall own all inventions and discoveries whether or not patentable (i) made solely by its employees and agents during the term of this Agreement and (ii) relating solely to the use of Covered Compound in the Field, made jointly by the employees or agents of Neose and Wyeth-Ayerst. Neose shall own all inventions and discoveries whether or not patentable (i) made solely by its employees and agents during the term of this Agreement and (ii) relating to the manufacture of Covered Compound and [*], made jointly by the employees or agents of Neose and Wyeth-Ayerst. All other inventions and discoveries made jointly by employees and agents of Wyeth-Ayerst and Neose shall be owned jointly by the parties. All the determinations of inventorship shall be made in accordance with United States law.


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

          13.1.1 Patent Procurement. Neose and Wyeth-Ayerst shall each disclose to the other and discuss any inventions and discoveries arising during the term of this Agreement and the desirability of filing one or more patent applications covering such inventions or discoveries. The party owning the invention or discovery shall make the final decision with respect to any such filings and shall have the right to select patent counsel and to take other actions as appropriate to prepare, file, prosecute, and maintain patent protection with respect to its inventions and discoveries arising under this Section 13.1. With respect to jointly owned inventions, the parties shall meet to determine in which countries, if any, the patent applications claiming such joint inventions and discoveries should be filed. In the event that either party does not wish to share in the expenses of both filing and prosecuting patent applications claiming such joint inventions and discoveries in any country of the Territory, such party shall promptly assign or cause to be assigned to the other party all of its right, title, and interest in and to such joint inventions and discoveries and thereafter, such joint inventions and discoveries shall be treated as an invention or discovery solely owned by the other party for all purposes of this Agreement. In the event the parties decide to share in the expenses for applying for, obtaining and maintaining patents claiming such a joint invention or discovery in one or more countries of the Territory, Wyeth-Ayerst shall file and prosecute any such patent applications in such countries and the out-of-pocket expenses incurred by Wyeth-Ayerst in preparing, filing and prosecuting joint patent applications and maintaining patents issuing therefrom shall be shared equally by the parties.

     13.2 Prosecution and Maintenance of Patent Rights. Each party shall be responsible for prosecuting and maintaining its own patent rights throughout the Territory.

     13.3 Cooperation. Each of the parties shall execute or have executed by its employees, representatives, agents and contractors such documents as may be reasonably necessary to obtain, perfect or maintain any patent rights which would be filed pursuant to this Agreement, and to cooperate with the other party as far as reasonably necessary with respect to furnishing all information and data in its possession to obtain patent rights.

     13.4 Patent Infringement. Wyeth-Ayerst shall give immediate notice in writing to Neose of any known or presumed infringement in the Field in the Territory of any of the Neose Patents and will provide Neose its full cooperation in the protection and enforcement of the Neose Patents. Any award or recovery from an infringement suit against or a settlement with such infringer shall be first applied to the reimbursement of legal fees, costs and expenses incurred by the parties and the remainder, if any, shall be divided eighty percent (80%) to Neose and twenty percent (20%) to Wyeth-Ayerst between the parties. In any and all settlements between such alleged infringer of Neose Patents and Neose, the prior written consent thereto by Wyeth-Ayerst shall be obtained by Neose, such consent not to be unreasonably withheld. If Neose fails to either bring suit against or to enter into negotiations for a settlement with such alleged infringer of a Neose Patent within a reasonable time after written notice of the alleged infringement shall have been given to Neose by Wyeth-Ayerst, then, to the extent such an infringement occurs in a country in the Territory, Wyeth-Ayerst may seek to prevent such infringement in such country at its cost in either or both of the names of the parties hereto. If Wyeth-Ayerst commences an infringement action, Neose shall cooperate fully with Wyeth-Ayerst and any recovery obtained by Wyeth-Ayerst as the result of its proceedings by court action, settlement or otherwise, shall be the property of Wyeth-Ayerst after reimbursement of twenty-five percent (25%) of the legal fees incurred by Neose in cooperating with Wyeth-Ayerst in such infringement action. In any and all settlements between such an alleged infringer of Neose Patents and Wyeth-Ayerst, the prior written consent thereto by Neose shall be obtained by Wyeth-Ayerst, such consent not to be unreasonably withheld.

     13.5 Infringement of Third Party Patent Rights. In the event Wyeth-Ayerst should be of the opinion that it can not make, import, use, market and/or sell Products in any country of the Territory under Neose Patents and Neose Technology under this Agreement without infringing a Third Party patent, it shall notify Neose. The parties shall then seek an opinion of patent counsel acceptable to both parties. If such patent counsel concurs with Wyeth-Ayerst's opinion, they shall, at Wyeth-Ayerst's sole option, endeavors to secure a license from the Third Party on terms reasonably acceptable to the parties.

          13.5.1 Opinion of Counsel. If, in the opinion of patent counsel selected under Section 13.5, the Third Party patent, if litigated, would be found invalid or not infringed by the manufacture, use or sale of Product, or if the parties otherwise mutually agree to obtain a license to such Third Party patent, the parties shall proceed in accordance with the terms of this Agreement, unless an action for infringement is brought against one or both parties.

          13.5.2 Defense against Claim of Infringement. If either party is sued for infringement of any Third Party patent arising out of the manufacture, use, sale, importation or exportation of a Product in any country of the Territory, the parties shall promptly meet to discuss the course of action to be taken to resolve or defend any such infringement litigation. Each party shall provide the other with such assistance as is reasonably necessary and shall cooperation in the defense of any such action. The cost/expense of defending such an action and any damages imposed shall be shared equally by the parties. Payments due Neose pursuant to this Agreement shall be reduced if Wyeth-Ayerst is required to obtain a royalty-bearing license from such Third Party under any patent of said Third Party which would be infringed by the sale of Product by Wyeth-Ayerst and the infringement of such patent cannot be reasonably avoided.

14.  INDEMNIFICATION AND INSURANCE

     14.1 Indemnification by Wyeth-Ayerst. Wyeth-Ayerst shall indemnify, defend and hold harmless Neose and its Affiliates, and each of its and their respective employees, officers, directors and agents (each an "Neose indemnified party") from and against all liability, loss, damage, cost and expense (including reasonable attorneys fees) which the Neose indemnified party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Wyeth-Ayerst of any representation or warranty contained in this Agreement; or (ii) the promotion, distribution, use, testing, marketing, sale or other disposition of the Product by Wyeth-Ayerst, its Affiliates or sublicenses. Notwithstanding the foregoing, Wyeth-Ayerst shall have no obligation to indemnify, defend or hold harmless any Neose indemnified party with respect to claims, demands, costs or judgments which result from the willful misconduct or negligent acts or omissions of Neose, its Affiliates or any of their respective employees, officers, directors or agents.

     14.2 Indemnification by Neose. Neose shall indemnify, defend and hold harmless Wyeth-Ayerst and its Affiliates, and each of its and their respective employees, officers, directors and agents (each a "Wyeth-Ayerst indemnified party") from and against any and all liability, loss, damage, cost and expense (including reasonable attorneys fees) which the Wyeth-Ayerst indemnified party may incur, suffer, or be required to pay resulting from or arising in connection with the breach by Neose of any representation or warranty contained in this Agreement. Notwithstanding the foregoing, Neose shall have no obligation under this Agreement to indemnify, defend and hold harmless any Wyeth-Ayerst indemnified party with respect to claims, demands, costs or judgements which result from the willful misconduct or negligent acts or omissions of Wyeth-Ayerst, its Affiliates or any of their respective employees, officers, directors or agents.

     14.3 Conditions to Indemnification. The obligations of the indemnifying party under Sections 14.1 and 14.2 are conditioned upon the delivery of written notice to the indemnifying party of any potential liability promptly after the indemnified party becomes aware of such liability. The indemnifying party shall have the right to assume the defense of any part or claim related to the potential liability if it has assumed responsibility for the suit or claim in writing. The indemnified party shall cooperate with the indemnifying party in the defense of any such suit or claim.

     14.4 Settlements. Neither party may settle a suit or claim related to a potential liability without the consent of the other party if such settlement would impose any monetary obligations on the other party or require the other party to submit to an injunction or otherwise limit the other party's rights under this Agreement.

     14.5 Insurance. Each party agrees to use its Commercially Reasonable Efforts to obtain and maintain, during the term of this Agreement, Commercial General Liability Insurance, including Products Liability Insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under this Section 14, or in the case of Wyeth-Ayerst, self-insurance, with a limit of not less than one million dollars ($1,000,000) per occurance and five million dollars ($5,000,000) in the aggregate. Each party shall furnish the other with a certificate of insurance evidencing liability overage upon request.

15.  ASSIGNMENT

     15.1 Assignment by Neose. Neose may assign any of its rights or obligations under this Agreement in any country to any of its Affiliates. Neose may also assign its rights and obligations hereunder in connection with a merger or a similar reorganization or sale of all or substantially all of its assets. Neose may not otherwise assign any of its rights or obligations under this Agreement without the prior written consent of Wyeth-Ayerst. Any assignment by Neose under this
          Section 15.1, shall not relieve Neose of its responsibilities for the performance of its obligations under this Agreement.

     15.2 Assignment by Wyeth-Ayerst. Wyeth-Ayerst may assign any of its rights or obligations under this Agreement in any country to any of its Affiliates. Wyeth-Ayerst shall notify Neose, in writing, upon making any such assignment. Wyeth-Ayerst may also assign its rights or obligations under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets or a sale of that part of its business relating to the subject matter of this Agreement. Any assignment by Wyeth-Ayerst under this
          Section 15.2, shall not relieve Wyeth-Ayerst of its responsibilities for the performance of its obligations under this Agreement.

     15.3 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Section 15 shall be void.

16.  MISCELLANEOUS

     16.1 Force Majeure. Neither party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence. It shall notify the other party promptly should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all commercially reasonable efforts to resume performance of its obligations as soon as practicable.

     16.2 No Waiver. The failure of either party to require performance by the other party of any of that other party's obligations hereunder shall in no manner affect the right of such party to enforce the same at a later time. No waiver by any party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation or warranty hereof.

     16.3 Severability. If a court or other tribunal of competent jurisdiction should hold any term or provision of this Agreement to be excessive, or invalid, void or unenforceable, the offending term or provision shall be deleted, and, if possible, replaced by a term or provision which, so far as practicable, achieves the legitimate aims of the parties.

     16.4 Relationship Between the Parties. Both parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one party for the act or failure to act of the other party. Neither party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other party, or to bind the other party in any respect whatsoever.

     16.5 Correspondence and Notices. Correspondence, reports, documentation, and any other communication in writing between the parties in the course of implementation of this Agreement shall be in writing and sent by prepaid air mail, or by facsimile confirmed by prepaid registered or certified air mail letter, and shall be deemed to have been properly served to the addressee upon receipt of such written communication.

          16.5.1 Address for Notices. In the case of Neose, the proper address for communications and for all payments shall be:

                       Neose Technologies, Inc.
                       102 Witmer Road
                       Horsham, Pennsylvania 19044
                       Attn:  President
                       cc: Morgan, Lewis and Bockius LLP
                           1701 Market Street
                           Philadelphia PA  19103-2921
                           Attn:  David R. King, Esq.

          and it the case of Wyeth-Ayerst, the proper address for communications and for all payments shall be:

                       Wyeth-Ayerst International Inc.
                       P.O. Box 8299
                       Philadelphia, Pennsylvania  19101
                       Attn: Senior Vice President, Global Business Development

                 With a copy to:

                       American Home Products Corporation
                       5 Giralda Farms
                       Madison, New Jersey 07940
                       Attn: Senior Vice President and General Counsel

          16.6 Choice of Law. This Agreement is subject to and governed by the laws of the Commonwealth of Pennsylvania, U.S.A. (without regard to conflict of law principles).

          16.7 Entire Agreement; Amendment. This Agreement, including the Exhibits and Schedules hereto and thereto and all the covenants, promises, agreements, warranties, representations, conditions and understandings contained herein and therein sets forth the complete, final and exclusive agreement between the parties and supersedes and terminates all prior and contemporaneous agreements and understandings between the parties, whether oral or in writing. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as are set forth in this Agreement. No subsequent alteration, amendment, change, waiver or addition to this Agreement shall be binding upon the parties unless reduced to writing and signed by an authorized officer of each party. No understanding, agreement, representation or promise, not explicitly set forth herein, has been relied on by either party in deciding to execute this Agreement.

          16.8 Headings. The headings and captions used in this Agreement are solely for the convenience of reference and shall not affect its interpretation.

          16.9 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which shall constitute together the same document.

          16.10 Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement including, without limitation, any filings with any antitrust agency which may be required.

          IN WITNESS WHEREOF, the parties have caused the Agreement to be executed by their duly authorized representatives.

          American Home Products Corporation     Neose Technologies, Inc.

          By: _________________________          By: _________________________

          Name:  ______________________          Name: _______________________

          Title: ______________________          Title: ______________________

          Date:  ______________________          Date: _______________________


                                    EXHIBIT A
                 Neose Technologies Patents/Patent Applications
--------------------------------------------------------------------------------------------------------------
    Title        Inventor         Country        Serial No.     Filing Date    Patent/Pub No.    Issue Date
--------------------------------------------------------------------------------------------------------------
[*]            [*]            [*]              [*]             [*]
                              --------------------------------------------------------------------------------
                              [*]              [*]             [*]             [*]              [*]
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                              [*]              [*]             [*]
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[*]            [*]            [*]              [*]             [*]             [*]              [*]
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[*]            [*]            [*]              [*]             [*]
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[*]            [*]            [*]              [*]             [*]             [*]              [*]
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[*]            [*]            [*]              [*]             [*]             [*]              [*]
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[*]            [*]            [*]              [*]             [*]             [*]              [*]
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[*]            [*]            [*]              [*]             [*]             [*]              [*]
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[*]            [*]            [*]              [*]             [*]             [*]              [*]
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[*]            [*]            [*]              [*]             [*]             [*]              [*]
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


----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.


--------------------------------------------------------------------------------------------------------------
                                                 [*]         [*]         [*]
                                                 -------------------------------------------------------------
                                                 [*]         [*]         [*]
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                                                 [*]         [*]         [*]
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[*]                       [*]                    [*]         [*]         [*]
                                                 -------------------------------------------------------------
                                                 [*]         [*]
--------------------------------------------------------------------------------------------------------------








----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.


                                    EXHIBIT B
              Former Cytel Corporation Patents/Patent Applications
--------------------------------------------------------------------------------------------------------------
    Title        Inventor         Country        Serial No.     Filing Date    Patent/Pub No.     Issue Date
--------------------------------------------------------------------------------------------------------------
[*]            [*]            [*]                                             [*]                [*]
                              --------------------------------------------------------------------------------
                              [*]                                             [*]                [*]
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[*]            [*]            [*]                                             [*]                [*]
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[*]            [*]            [*]                                             [*]                [*]
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[*]            [*]            [*]                                             [*]                [*]
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--------------------------------------------------------------------------------------------------------------
[*]            [*]            [*]                                             [*]                [*]
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[*]            [*]            [*]                                             [*]                [*]
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[*]            [*]            [*]                                             [*]                [*]
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[*]            [*]            [*]                                             [*]                [*]
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[*]            [*]            [*]              [*]             [*]
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[*]            [*]            [*]              [*]             [*]
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[*]            [*]            [*]              [*]             [*]
--------------------------------------------------------------------------------------------------------------
[*]            [*]            [*]              [*]             [*]
                              --------------------------------------------------------------------------------
                              [*]              [*]
                              --------------------------------------------------------------------------------
                              [*]              [*]
                              --------------------------------------------------------------------------------
                              [*]              [*]
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

----------
[*] We are seeking confidential treatment of the terms that have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

o   [*]




----------
[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portions have been filed separately with the Securities and Exchange Commission.


                                      -56-